EXECUTION COPY


THIS  INSTRUMENT   GRANTS  A  SECURITY   INTEREST  BY  A  UTILITY  AND  CONTAINS
AFTER-ACQUIRED PROPERTY PROVISIONS PURSUANT TO SUBCHAPTER 35A OF THE TEXAS BUSINESS AND COMMERCE CODE


         BOND AGREEMENT, dated as of September 10, 1996, by TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation ("TNP" or the "Pledgor"), in favor of THE FIRST NATIONAL BANK OF CHICAGO, as collateral agent for the lenders (in such capacity, the "Collateral Agent") party to the Credit Agreement, dated as of September 10, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among TNP, the lenders named therein (the "Lenders"), The First National Bank of Chicago, as administrative agent and collateral agent for the Lenders, and The First National Bank of Chicago and Union Bank of California, N.A., as co-agents (the "Co-Agents").



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         The  Lenders  have  agreed to make Loans (such term and each other term used but not defined herein having the meaning assigned to it in the Credit Agreement) to the Borrower pursuant to, and subject to the terms of, the Credit Agreement. The obligations of the Lenders to make the Loans are conditioned, among other things, upon the execution and delivery by the Pledgor of a bond pledge agreement in the form hereof to secure the due and punctual payment by the Borrower of (a) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all other monetary obligations of the Borrower to the Agents and the Lenders under the Loan Documents and (c) all obligations of the Pledgor or any Subsidiary under any Interest Rate Protection Agreement entered into with a Lender to protect against interest rate fluctuations with respect to Indebtedness under the Credit Agreement (the foregoing obligations described in clauses (a), (b) and (c) being collectively called the "Obligations"). It is understood that TNP is the issuer of the New First Mortgage Bonds pledged hereunder and that, accordingly, the New First Mortgage Bonds constitute obligations, and not property, of TNP, the purpose of the arrangements provided for herein being to provide for the payment of, and the benefits of security for, the Obligations through the issuance and delivery of the Bonds to the Collateral Agent as contemplated by Section 4.02 of the Credit Agreement.


         Accordingly, the Pledgor and the Collateral Agent hereby agree as follows:

         SECTION 1. Pledge and Delivery of Bonds. To provide for the payment, and the benefit of security for the payment and performance in full, of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, for the benefit of the Lenders and the Agents, and grants to the Collateral Agent, for the benefit of the Lenders and the Agents, a security interest in, the following:

                  (a) the New First Mortgage Bonds, and the certificate or certificates representing or evidencing the New First Mortgage Bonds, that may be delivered to the Administrative Agent from time to time pursuant to Section 4.02(a) of the Credit Agreement and held by the Collateral Agent pursuant to the terms hereof and the Supplemental Indenture;

                  (b) all other property which may be delivered to and held by the Collateral Agent pursuant to the terms hereof (whether or not described herein);

                  (c) all payments of principal, interest and other amounts, and all cash, instruments and other property, from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and
         (b) above;

                  (d)      all  rights  and   privileges  of  the  Pledgor  with
         respect  to  the  securities   and  other   property   referred  to  in
         clauses (a) and (b) above; and

                  (e)      all proceeds of any of the foregoing

(the items  referred to in clauses  (a)  through  (e) above  being  collectively called the "Collateral"). Upon delivery to the Collateral Agent, (x) the New First Mortgage Bonds and any certificates, instruments, notes or other securities now or hereafter included in the Collateral shall be accompanied by duly executed instruments of transfer or assignment satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (y) all other property included in the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Collateral Agent may reasonably request.

         SECTION 2. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and covenants to and with the Collateral Agent that:

                  (a) At the time of their delivery hereunder, the New First Mortgage Bonds will have been authorized, executed, issued, authenticated and delivered, and registered as provided in Section 3 below, in accordance with applicable law and the terms and provisions of the TNP Bond Indenture and will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms and entitled to the benefits of the TNP Bond Indenture and the Liens created thereby to the same extent as the other First Mortgage Bonds issued thereunder.

                  (b) The New First Mortgage Bonds delivered to and held by the Collateral Agent hereunder will at all times be outstanding for all purposes of the TNP Bond Indenture and the Collateral Agent and its successors, as holders thereof, will be entitled to all voting, consensual and other rights accruing to holders of First Mortgage Bonds issued under the TNP Bond Indenture.

                  (c) The Pledgor will make no sale, assignment, pledge, hypothecation or other transfer of, or create any other security interest in, the New First Mortgage Bonds or other Collateral.

                  (d) The Pledgor (i) has good right and legal authority to issue, pledge and deliver the New First Mortgage Bonds and the other Collateral to the Collateral Agent in the manner hereby done or contemplated, (ii) will defend the interest of the Collateral Agent in the New First Mortgage Bonds and the other Collateral against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons and
         (iii) will promptly turn over to the Collateral Agent in the form in which received any Collateral which shall at any time come into its possession.

                  (e) No consent or approval of any Governmental Authority, the Trustee under the TNP Bond Indenture or any securities exchange was or is necessary for the valid issuance of the New First Mortgage Bonds or the pledge and delivery effected hereby except such as have been obtained and are in full force and effect.

                  (f) By virtue of the execution and delivery by the Pledgor of this Agreement and the Supplemental Indenture, when the certificates, instruments or other documents representing or evidencing the New First Mortgage Bonds are delivered to the Collateral Agent in accordance with this Agreement and the Supplemental Indenture, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such New First Mortgage Bonds and the other Collateral as security for the payment and performance of the Obligations, prior to all other liens and encumbrances thereon and security interests therein.

                  (g) The pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Lenders and the Agents, the rights of the Collateral Agent in the New First Mortgage Bonds and other Collateral as set forth herein.

         SECTION 3. Registration of New First Mortgage Bonds; Denominations. The New First Mortgage Bonds shall be registered on the register maintained by the Trustee under the TNP Bond Indenture in the name of the Collateral Agent or its nominee. The Collateral Agent shall have the right to exchange the certificates representing the New First Mortgage Bonds for certificates of smaller or larger denominations to facilitate the exercise of its rights hereunder.

         SECTION 4. Voting and Consensual Rights, Etc. (a) Until the Collateral shall have been released as provided in Section 13, the Collateral Agent shall have and may exercise, to the exclusion of the Pledgor, all voting, consensual and other rights accruing to a holder of New First Mortgage Bonds, including, without limitation, (i) the right to demand and receive payments of principal and interest on the New First Mortgage Bonds in accordance with the terms of the New First Mortgage Bonds and the TNP Bond Indenture, (ii) the right to attend or be represented by proxy at any meeting of bondholders under the TNP Bond Indenture, (iii) the right to vote the New First Mortgage Bonds in accordance with the terms of the TNP Bond Indenture, (iv) the right to issue consents and waivers with respect to the New First Mortgage Bonds, as a holder of First Mortgage Bonds, under or in connection with the TNP Bond Indenture, (v) the right to issue any and all instructions and requests for action to the Trustee under the TNP Bond Indenture that are permitted to a bondholder under the TNP Bond Indenture and (vi) the right to exercise all remedies provided in the TNP Bond Indenture for the benefit of the holders of First Mortgage Bonds. The Pledgor shall not amend, supplement or otherwise modify, or consent to any amendment, supplement or other modification to, the terms of the New First Mortgage Bonds or the TNP Bond Indenture in any manner that could directly or indirectly affect the Collateral, the Lien of the TNP Bond Indenture or the rights or interests of the Lenders (other than issuances of First Mortgage Bonds permitted under Section 6.01(d) of the Credit Agreement pursuant to supplemental bond indentures), in each case except with the prior written consent of the Collateral Agent.

         (b) The Pledgor shall not consent to any voluntary prepayment or redemption of the New First Mortgage Bonds without the prior written consent of the Collateral Agent, and any amounts received by or for the account of the Pledgor in respect of any such prepayment or redemption shall constitute Collateral hereunder and shall be held by the Collateral Agent for application as provided herein.

         SECTION 5. No Disposition. Without the prior written consent of the Collateral Agent, the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

         SECTION 6. Amendment, Modifications and Waivers with Respect to Obligations. The Pledgor hereby agrees that, without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Collateral Agent or the Lenders may be rescinded by the Collateral Agent or the Lenders and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, refunded, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Collateral Agent or any Lender and the Credit Agreement and any other Loan Document or any other documents delivered in connection therewith may be amended, modified, supplemented or terminated in whole or in part, as the Lenders may deem advisable from time to time, and any collateral security at any time held by the Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released on terms that in the good faith judgement of the Collateral Agent are commercially reasonable in view of the applicable circumstances and in view of the limitations described in Section 12, all without notice to or the consent of the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Neither the Collateral Agent nor the Lenders shall have any obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Obligations. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Collateral Agent or any Lender upon this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Pledgor and the Collateral Agent and the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         SECTION 7. Remedies. (a) If a Default or Event of Default shall have occurred and be continuing, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, and the Collateral Agent or any Lender shall have the right, upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Collateral Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Illinois at that time (the "Code"), whether or not the Code applies to the affected Collateral. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations. The Pledgor agrees that, to the extent notice of sale of any Collateral shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to paragraph FIRST of Section 8) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus.

         (b) If an Event of Default shall have occurred and be continuing, in addition to its other rights and remedies hereunder and under the other Loan Documents, the Collateral Agent shall, upon the instruction of the Administrative Agent pursuant to Article VII of the Credit Agreement, furnish to the Trustee written notice of such Event of Default and direct the Trustee to cause a redemption of the New First Mortgage Bonds by the Borrower pursuant to the terms of the Supplemental Indenture.

         (c) Neither the Collateral Agent nor any Lender shall be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto. Although the Collateral Agent or its nominee may without notice exercise any and all rights, privileges or options pertaining to any of the New First Mortgage Bonds as if it were the absolute owner thereof, the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options, shall not be responsible for any failure to do so or delay in so doing and, in any event, may do so without liability.

         SECTION 8. Application of Proceeds. The cash proceeds of any sale of Collateral received by the Collateral Agent pursuant to Section 7, as well as any cash Collateral received by the Collateral Agent, shall be applied by the Collateral Agent as follows (the timing of such application to be in the sole discretion of the Collateral Agent):

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with any such sale or otherwise in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the payment in full of the Obligations due but unpaid at the time of such receipt, pro rata among the holders of the Obligations in accordance with the amounts of the Obligations held by them on the date of any distribution; provided, that in the event no such Obligations are due and payable at such time, or to the extent the Collateral Agent receives noncash Proceeds, all cash Collateral and Proceeds shall be retained by the Collateral Agent for application against the Obligations as they become due and payable; and

                  THIRD, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         SECTION 9. Reimbursement of the Collateral Agent. The Pledgor hereby agrees to reimburse the Collateral Agent, on demand, for all reasonable out-of-pocket expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement, and agrees to indemnify the Collateral Agent and hold the Collateral Agent harmless from and against any and all liability incurred by the Collateral Agent hereunder, or in connection herewith, unless such liability shall be due to wilful misconduct or gross negligence on the part of the Collateral Agent.

         SECTION 10. The Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent as attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any payment of interest or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same.

         SECTION 11. No Waiver. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 12. Securities Act, etc. The Pledgor understands that compliance with the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral pursuant to Section 7, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral pursuant to Section 7 under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Collateral Agent might be held to have certain general duties and obligations to the Pledgor and to make some effort toward obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Collateral Agent is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not in any way whatsoever attempt to hold the Collateral Agent responsible for selling all or any part of the Collateral at an inadequate price even if the Collateral Agent shall accept the first offer received or does not approach more than one possible purchaser.

         SECTION 13. Termination; Redelivery of New First Mortgage Bonds. This Agreement shall terminate upon the earlier to occur of (a) the date on which all of the Obligations have been fully and indefeasibly paid and the Lenders have no further commitment to extend credit under the Credit Agreement and (b) the date on which the conditions to the release of the Collateral set forth in Section
9.17 of the Credit Agreement shall have been satisfied. At the request of the Pledgor following such termination, the Collateral Agent shall reconvey, reassign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reconveyance, reassignment and release. Any such reconveyance and reassignment shall be without recourse to or representation or warranty by the Collateral Agent and at the expense of the Pledgor.

         SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

         SECTION 15. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder and under the Supplemental Indenture.

         SECTION 16. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any future Lender becoming a party to the Credit Agreement and any purchaser of a participation in any of the Obligations), except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise convey, pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement except as contemplated by this Agreement.

         SECTION 17. Survival of Agreement. All covenants and agreements made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Collateral Agent and the Lenders, shall survive the making by the Lenders of the Loans and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or, without duplication of the foregoing, under any of the other Loan Documents, or any of the other Obligations, is outstanding and unpaid and so long as this Agreement has not terminated. The representations and warranties contained in Section 2 of this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making of the Loans and shall remain in full force and effect after the termination of this Agreement.

         SECTION 18. Provisions Severable. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and shall not in any manner affect any other clause or provision of this Agreement.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         SECTION  20.   Counterparts.   This   Agreement   may  be  executed  in
multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         SECTION   21.   Headings.   Section   headings   used  herein  are  for
convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Bond Agreement, or have caused this Bond Agreement to be duly executed on their behalf, as of the day and year first above written.


                                    TEXAS-NEW MEXICO POWER COMPANY



                                    By
                                         Name:
                                         Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Collateral Agent,



                                    By
                                         Name:
                                         Title:

THE STATE OF TEXAS                  )
                                    )
COUNTY OF TARRANT                   )


         This   instrument   was   acknowledged   before   me  on  the   day  of
September,                     1996,                     by                    ,
                            of   TEXAS-NEW   MEXICO  POWER   COMPANY,   a  Texas
corporation, on behalf of said corporation.


                           ----------------------------------------
                           NOTARY PUBLIC in and for the State of TEXAS


My Commission Expires:

------------------------------             ------------------------------
                                                     Typed  or  Printed  Name of
                                            Notary

THE STATE OF ILLINOIS               )
                                    )
COUNTY OF COOK                      )

         This   instrument   was   acknowledged   before   me  on  the   day  of
September,                     1996,                     by                    ,
                            of THE FIRST  NATIONAL  BANK OF  CHICAGO,  on behalf
of said financial institution.






                           NOTARY PUBLIC in and for the State of ILLINOIS


My Commission Expires:



                                                              Typed  or  Printed
Name of Notary




34\43834\011\BONDAGMT
November 1, 1996 11:19AM